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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                December 19, 2002
                                -----------------
                Date of Report (Date of earliest event reported)


                            Q-NET TECHNOLOGIES, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)



         DELAWARE                 0-28659            75-2610514
         --------                 -------            ----------
(State or other jurisdiction      (Commission        (IRS Employer
 of incorporation)                File Number)       Identification No.)




   13428 Maxella Avenue, Suite 291
      Marina Del Ray, California                  90292
      --------------------------                  -----
(Address of principal executive offices)          (Zip Code)



                                  310-827-6334
                                  ------------
               Registrant's telephone number, including area code



                         Suite 2500, 1600 Market Street
                        Philadelphia, Pennsylvania 19103
                        --------------------------------
                                 (215) 751-2198
                                 --------------
          (Former name or former address, if changed since last report)


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

None.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

None.


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

None.


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Grant Thornton, LLP (the "Former Accountant") was dismissed as principal independent accountant of Q-Net Technologies, Inc. (the "Company") on December 19, 2002. The Company has engaged Moore Stephens Ellis Foster Ltd., Chartered Accountants, as its principal independent accountant effective December 19, 2002. The decision to change principal independent accountants has been approved by the Company's board of directors.

The Former Accountant's report dated April 12, 2002 on the Company's consolidated balance sheets as of December 31, 2001 and 2000, and the related consolidated statements of operations, stockholders' equity and cash flows for the years then ended did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except that the Former Accountant's auditors' report contained a separate paragraph stating that:

     "The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note C to the consolidated financial statements, the Company has no established source of revenue and is dependent on its ability to raise substantial amounts of capital. Management's plans in regard to these matters are also described in Note C. These matters raise substantial doubt about its ability to continue as a going concern. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty."

In connection with the audits of the two fiscal years ended December 31, 2001 and 2000 and the subsequent interim period through December 19, 2002, there were no disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of the Former Accountant would have caused them to make reference thereto in its report on the financial statements for such year.

In connection with the audits of the two fiscal years ended December 31, 2001 and 2000 and the subsequent interim period through to December 19, 2002, the Former Accountant did not advise the Company with respect to any of the events, described in paragraph (a)(1)(iv) of Item 304 of Regulation S-B, except as follows:

     In connection with the Company's audit for the year ended December 31, 2001, the Former Accountant expressed concerns about the fact that the Company did not have a chief financial officer and utilized an outside accountant located in Vancouver, BC when its primary operations was located in the People's Republic of China and that the Company did not have a strong financial accountant analyzing the financial operations and condition of its operations based in China. The Former Accountant strongly


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     recommended  that  the  Company hire a full-time chief financial officer to fulfill  the  needed  responsibilities.

The Company believes that it has addressed these concerns with the appointment of Mr. Danny Hon as chief financial officer in August of 2002.

The Company provided the Former Accountant with a copy of the foregoing disclosures and requested in writing that the Former Accountant furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosures. The Company has received the requested letter from the Former Accountant and a copy of the letter has been filed as an exhibit to this report in accordance with Item 601 of Regulation S-K.


ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

None.


ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

None.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)     Financial  Statements  of  Business  Acquired.

None.

(b)     Pro  forma  Financial  Information.

None.

(c)     Exhibits.

Exhibit                              Description
-------     --------------------------------------------------------------------
 16.1       Letter of Grant Thornton, LLP as Former Auditor dated December 23,
            2002


ITEM 8.  CHANGE IN FISCAL YEAR

     None.

ITEM 9.  REGULATION FD DISCLOSURE

     None.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Q-NET  TECHNOLOGIES,  INC.

Date:  December 23, 2002
                                        By:  /s/ Danny Hon
                                             -----------------------------------
                                             Danny Hon
                                             Chief Financial Officer